OMB APPROVAL
                                                         OMB  Number:  3235-0060
                                                        Expires:  May  31,  2000
                                                      Estimated  average  burden
                                                      hours  per  response  5.00
                                                      --------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  May  15,  2000
                                                         --------------

e-financial  depot.com,  Inc.
-----------------------------
(Exact name of registrant as specified in its charter)

Delaware                            000-26899                    33-0809711
--------                            ---------                    ----------
(State  or  other  jurisdiction    (Commission               (IRS  Employer
of  incorporation)                  File  Number)      Identification  No.)

150  -  1875  Century  Park  East,  Century  City,  California        90067
--------------------------------------------------------------        -----
(Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,  including  area  code     (877)  739-3812
                                                            ---------------

N/A
----------
(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

On May 15, 2000, the Board of Directors of e-financial depot.com, Inc. (the "Company") approved the change of the Company's fiscal year end from December 31 to March 31. The Company does not intend to file a Form 10-QSB for the "transition period", as the Form 10-QSB Quarterly Report for the Company's first quarter ended March 31, 2000, which was filed on May 15, 2000, covers the transition period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


E-FINANCIAL  DEPOT.COM,  INC.


Date:  May  17,  2000               /s/  John  Huguet
                                    -----------------
                                        John  Huguet,
                                  President  and  CEO